UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

Nuveen Global High Income Fund

(Exact name of registrant as specified in its charter)

Massachusetts	811-22988	47-1964033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 West Wacker Drive Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 257-8787

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	JGH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Changes to Investment Policies and Portfolio Contents

Effective April 30, 2025, Nuveen Global High Income Fund (NYSE: JGH) (the “Fund”) will implement changes to its investment policies to permit the Fund to fully take advantage of its broad investment mandate, including to more opportunistically allocate the Fund’s managed assets to emerging markets debt securities. Accordingly, effective April 30, 2025, the following policy is no longer applicable to the Fund:

▪	Under normal market conditions, the Fund will invest at least 40% of its Managed Assets in securities of issuers located outside of the United States; however, no more than 25% of its Managed Assets may be invested in securities of issuers located in emerging market countries.

Notwithstanding the removal of the foregoing policy, the Fund generally intends to invest at least 30% of its Managed Assets in securities of issuers located outside of the United States, including in securities of issuers located in emerging market countries.

In addition, effective April 30, 2025, the information appearing under the heading “Portfolio Contents” in the “Shareholder Update – Current Investment Objective, Investment Policies and Principal Risks of the Fund” section of the Fund’s Annual Report on Form N-CSR filed with the U.S. Securities and Exchange Commission (“SEC”) on March 7, 2025 (the “Annual Report”) is hereby supplemented to include reference to the following types of asset-backed securities, which the Fund considers to be global incoming-producing securities:

The Fund may invest in collateralized loan obligations (“CLOs”) and other collateralized debt obligations (“CDOs”). CLOs and CDOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CLOs and other CDOs may charge management fees and administrative expenses.

Update to Principal Risk Factors

The Fund is also filing this Current Report on Form 8-K to supplement the Fund’s principal risk factors as contained in the “Shareholder Update – Current Investment Objective, Investment Policies and Principal Risks of the Fund – Principal Risks of the Funds” section of the Annual Report. Accordingly, effective April 30, 2025, the following principal risk factors should be considered together with the other principal risk factors described in the Annual Report and subsequent reports filed with the SEC pursuant to the Securities Exchange Act of 1934, as well as discussions of potential risks, uncertainties and other important risk factors in the Fund’s current and subsequent filings with the SEC:

Catastrophe Bond Risk. Exposure to catastrophe bonds results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and/or time period specified therein, the Fund may lose a portion or all of its investments in such security, including accrued interest and/or principal invested in such security. Such losses may be substantial. If no trigger event occurs, the Fund typically would recover its principal plus interest.

The rating, if any, of catastrophe bonds, reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and resulting in a loss to the Fund. Catastrophe bonds often provide for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure also may expose the Fund to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Catastrophe bonds may also be illiquid.

Collateralized Debt Obligation (“CDO”) and Collateralized Loan Obligation (“CLO”) Risk. The risks of an investment in CDOs, including CLOs, depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed-income investments, CDOs and CLOs carry additional risks including, but not limited to, the risk that: (1) distributions from collateral assets may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that the CDOs or CLOs may be subordinate to other classes; and (4) the complex structure of the investment may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CDOs and CLOs may also charge management and other administrative fees, which are in addition to those charged by the Fund.

Distressed or Defaulted Securities Risk. Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time of acquisition, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Extension Risk. Extension risk is the flip side of call or prepayment risk. Extension, or slower prepayments of the underlying mortgage loans, would extend the time it would take to receive cash flows and would generally compress the yield on non-agency RMBS and CMBS. Rising interest rates can cause the average maturity of the Fund to lengthen due to a drop in mortgage prepayments. This will increase both the sensitivity to rising interest rates and the potential for price declines of the Fund.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Global High Income Fund

Date: April 30, 2025	By:	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary